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                                                                      EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT


Johnston Industries, Inc.:

We consent to the incorporation by reference in Registration Statements No. 33-86414, No. 33-38359, No. 33-44669, No. 33-50100, and No. 33-73268 of
Johnston Industries, Inc. (the "Company") on Form S-8 of our report dated August 18, 1995 appearing in the Annual Report on Form 10-K of the Company for the year ended June 30, 1995.



DELOITTE & TOUCHE LLP

Atlanta, Georgia
September 27, 1995